EXHIBIT 99.1

                       CAROLINA FIRST CORPORATION


                           PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT is made as of the 2nd day of February, 1998 by and between the purchaser whose name and address are shown on the signature page to this Purchase Agreement (the "Purchaser") and CAROLINA FIRST CORPORATION, a South Carolina corporation, with its principal offices at 102 S. Main Street, Greenville, South Carolina 29601, United States of America (the "Company").

         WHEREAS, the Company is offering to sell up to 2,000,000 shares (the "Shares") of its common stock, par value $1.00 per share (the "Common Stock") in a placement arranged by Kelton International Limited ("Kelton"), as placement agent;

         WHEREAS, the Shares are being offered and sold in reliance upon and in conformity with an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act") pursuant to Regulation S under the Securities Act ("Regulation S");

         WHEREAS, the Company wishes to offer and sell to Purchaser, and Purchaser wishes to buy from the Company, the number of Shares set out in the Allocation Schedule at the end of this Purchase Agreement (the "Allocation Schedule") for delivery in accordance with this Purchase Agreement; and

         WHEREAS, the Company intends to offer and sell Shares to other investors (together with Purchaser, the "Purchasers") pursuant to separate substantially identical purchase agreements (together with this Purchase Agreement, the "Purchase Agreements").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Purchase Agreement, the undersigned agree as follows:

         1.       Agreement to Sell and Purchase the Shares.

                  1.1 Subject to the terms and conditions contained in this Purchase Agreement and the Allocation Schedule, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to buy from the Company, on the date set out in the Allocation Schedule or on such other date as shall be mutually agreed upon by the Company and Kelton (the "Closing Date"), the aggregate number of Shares indicated on the Allocation Schedule (the "Designated Shares") at the price per Designated Share indicated in the Allocation Schedule. Purchaser shall pay to the Company for value on the date set out on the Allocation Schedule (the "Value Date") the aggregate amount set out in the Allocation Schedule (the "Purchase Price").

                  1.2 Payment of the Purchase Price for the Designated Shares shall be made by Purchaser to the Company by wire transfer of immediately available funds in United States dollars to the account set out in the Allocation Schedule. PURCHASER MUST INSTRUCT ITS PAYING BANK PRIOR TO THE VALUE DATE TO WIRE FUNDS FOR VALUE ON OR BEFORE THE VALUE DATE, IN ORDER TO HAVE THE PURCHASE PRICE RECEIVED INTO THE ABOVE ACCOUNT IN TIME FOR THE CLOSING.


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                  1.3 The completion of the sale and purchase of the
Shares (the "Closing") shall take place at the offices of Kelton at 35 Curzon Street, London W1Y 7AE at 4:00 p.m. local time on the Closing Date. At the Closing, against payment of the Purchase Price to the Company, the Company shall deliver to Kelton, for the account of Purchaser, a receipt from Carolina First Bank indicating the Company's deposit for the account of Purchaser of one or more stock certificates representing the Designated Shares registered in the name of Purchaser or its nominee unless Purchaser shall have notified Kelton and the Company that Purchaser or its representative will take delivery of such stock certificates representing the Designated Shares.

                  1.4 The Company and Purchaser agree that the Allocation Schedule is an integral part of this Purchase Agreement. All references to this Purchase Agreement shall include a reference to the Allocation Schedule unless the context expressly requires otherwise.

                  1.5 In the event of any change in the issued and outstanding Common Stock of the Company by reason of stock dividends, split-up or combination of the Common Stock, reclassification of the capital stock of the Company or recapitalization of the Company which occurs on or before the Closing, the number of shares of Common Stock to be delivered to Purchaser at the Closing and the Purchase Price therefor shall be appropriately adjusted. In addition, in the event that any cash dividends on the Common Stock of the Company shall be payable to shareholders of record as of a record date that falls on any date within the period on and from the time of execution of this Purchase Agreement or the Allocation Schedule to and including the Closing Date, the price per Designated Share payable by Purchaser shall be reduced by the amount of such cash dividend per share of Common Stock.

                  1.6 The obligation of Purchaser to purchase the Designated Shares at the Closing shall be conditional upon the delivery by the Company to Kelton, on behalf of all the Purchasers, of:

                  1.6.1 a written opinion of Wyche, Burgess, Freeman & Parham, P.A. of South Carolina, United States counsel to the Company, addressed to all of the Purchasers in substantially the form set out in the Private Placement Memorandum (as defined below) dated the Closing Date, with such changes as may be agreed by Kelton on behalf of the Purchasers; and

                  1.6.2 to the extent that the Closing Date shall be a date other than the date of this Purchase Agreement, a certificate of an officer of the Company as to the correctness in all material respects of the representa tions and warranties of the Company contained in section 4 hereof as of the Closing Date.


         2. Certain Agreements of the Company. The Company hereby covenants and agrees with Purchaser as follows:

                  2.1 Prior to the execution of this Purchase Agreement, the Company has furnished or will furnish to Purchaser the following:

                  2.1.1 a preliminary private placement memorandum dated January 20, 1998, and supplement no. 1 thereto dated January 22, 1998, and a private placement memorandum dated January 27, 1998 with such further revisions, amendments and supplements thereto as the Company shall determine to be necessary or appropriate (collectively, the "Private Placement Memorandum"); and

                  2.1.2 a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, the Company's definitive proxy statement dated March 21, 1997 for the annual meeting of stockholders held on May 8, 1997, the Company's Quarterly Report on Form 10-Q for the three month

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                  period ended September 30, 1997, and the Company's
                  definitive proxy statement/prospectus from the Registration Statement dated October 10, 1997, as amended, (collectively, the "SEC Documents"), each filed with the United States Securities and Exchange Commission (the "Commission") pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  2.2 The Company will make available to Purchaser prior to the Closing Date the opportunity to ask questions and receive answers concerning the terms and conditions of the private placement of the Shares and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in accordance herewith.

                  2.3 Within three (3) business days after the "Delivery Date," which will be the date of the first to occur of (a) the effectiveness of the Registration Statement (as defined in section 3.1 below) or (b) the expiration of the Restricted Period (as defined in section 5.5 hereof) or at any time thereafter, the Company will deliver to Purchaser or its nominee who is acting as custodian therefor or any subsequent holder who has received a stock certificate representing the Designated Shares which bears the legend described in section 5.9 hereof (the "Legended Stock Certificate"), without cost to such Purchaser or subsequent holder, a substitute stock certificate without the restrictive legend described in section 5.9 hereof. The Company shall be required to deliver such substitute stock certificate only upon surrender of the Legended Stock Certificate which, in the case of any holder subsequent to Purchaser, must be duly endorsed for transfer or surrender. As and from such time, (i) each stock certificate representing any of the Shares shall be free of any type of restrictive legend, including but not limited to, the legend set out in section 5.9 hereof, and (ii) subject to the provisions of section 5.6 hereof, the Shares represented by each such stock certificate shall not be subject to any "stop transfer" or similar order at Reliance Trust Company of Atlanta, Georgia, the transfer agent for the Common Stock, or any successor transfer agent thereto (the "Transfer Agent"). As and from such time, the Designated Shares shall be included in the shares of Common Stock of the Company listed for trading on The Nasdaq Stock Market.

         3.       Registration of the Shares; Procedures and Expenses.

                  3.1 As soon as practicable after the Closing (and in no case later than ten (10) days after the Closing Date), the Company will prepare and file with the Commission a registration statement on Form S-3 (or such other form as may be available) (the "Registration Statement") with respect to the Shares, providing for the sale of the Shares by the Purchasers from time to time during the period provided for in section 3.2(b) hereof in permitted public sales or in privately negotiated transactions.

                  3.2 (a) The Company will use its best efforts to cause the Registration Statement to become effective as soon as reasonably practicable after the date of filing provided the Company has timely received from Kelton the information regarding the Purchasers necessary to complete the Registration Statement for filing, and, upon such effectiveness, the Company will cause the Registration Statement to remain effective for the period provided for in section 3.2(b) hereof.

                      (b) Subject to section 3.2(a) hereof, the Company will prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith and any other documents as may be necessary to keep the Registration Statement effective and current until all the Shares have been sold pursuant thereto by the Purchasers or until ninety (90) days after the date on which the Registration Statement is declared effective, whichever is earlier.

                  3.3 Notwithstanding the foregoing in sections 3.1 and
3.2 hereof, the Company may withhold efforts to cause the Registration Statement to become effective, if the Company determines in good faith that such

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registration might (a) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (b) involve initial or continuing disclosure obligations that might not be in the best interest of the Company. If, after the Registration Statement becomes effective, the Company advises the Purchasers that the Company considers it appropriate for the Registration Statement to be amended, the Purchasers shall suspend any further sales of their Shares until the Company advises them that the Registration Statement has been amended. Notwithstanding the foregoing, the Company shall not so delay, withhold or cause such suspension for more than an aggregate of 20 days in any 90 day period without the consent of the Purchasers.

                  3.4 The Company will use its best efforts to register and qualify the Shares under the state securities or Blue Sky laws of such jurisdictions in the United States of America as shall be reasonably requested by Kelton, on behalf of the Purchasers, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any state or jurisdiction.

                  3.5 The Company will furnish Kelton, as broker for the Purchasers, such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as Kelton may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares owned by the Purchasers; provided, however, that the obligation of the Company to deliver copies of prospectuses to Kelton shall be subject to the receipt by the Company of reasonable assurances from Kelton that Kelton will comply with the applicable provisions of the Securities Act, the Exchange Act and such other securities laws and regulations as may be applicable in connection with any use of such prospectuses.

                  3.6 The Company agrees to pay all of its expenses in connection with the registration of the Shares with the Commission, including all fees, disbursements and expenses of the Company's legal counsel and accountants in connection with the preparation, printing and filing of the Registration Statement and all amendments and supplements thereto and the delivery of copies of the prospectuses therefrom to Kelton.

                  3.7 Purchaser agrees to pay all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of the Designated Shares by Purchaser pursuant to the Registration Statement.

                  3.8 For the purposes of sections 3.9 and 3.10 hereof:

                  3.8.1 the term "Registration Statement" shall include the Registration Statement referred to in section 3.1 hereof and any final prospectus, exhibit or amendment included in or relating to the Registration Statement referred to in section 3.1 hereof, including all documents incorporated by reference in the Registration Statement except that the Registration Statement shall not refer to any final prospectus at any time when it has been superseded by a current prospectus filed as part of any amendment to the Registration Statement; and

                  3.8.2 the term "untrue statement" shall mean any misstatement of and any omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  3.8.3 the term "Company Information" means any information contained under the headings "Selected Historical Financial Information", "Summary--The Company", "Pro Forma Selected Financial Information", "The Company", "Common Stock Price Range and Dividends" (only to the extent of the first and last paragraphs thereof), "Capitalization", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Management", "Principal Stockholders",

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                  "Description of Capital Stock", and the financial
                  statements to be contained in the Registration
                  Statement.

                  3.9 The Company agrees to indemnify and hold harmless Purchaser (and each person, if any, who controls Purchaser within the meaning of section 15 of the Securities Act and each director of Purchaser) from and against any losses, claims, damages or liabilities to which Purchaser (or such controlling person or director) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement or alleged untrue statement contained or incorporated by reference in the Company Information contained in the Registration Statement on the effective date thereof and the Company will reimburse Purchaser (or such controlling person or director) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim: provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of Purchasers or Kelton specifically for use in preparation of the Registration Statement.

                  3.10 Promptly after receipt by Purchaser of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against the Company pursuant to section 3.9 hereof, Purchaser shall notify the Company in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against Purchaser and Purchaser shall have been notified thereof, the Company shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to Purchaser. After notice from the Company to Purchaser of its election to assume the defense thereof, the Company shall not be liable to Purchaser under such indemnification for any legal expenses subsequently incurred by Purchaser in connection with the defense thereof; provided, however, that if there exists or shall exist a material conflict of interest that would make it inappropriate for the same counsel to represent both Purchaser and the Company or any affiliate or associate thereof, Purchaser shall be entitled to retain its own counsel at the expense of the Company. In the event the Company does not elect to assume the defense of any claim or action, the Company shall not be liable for any settlement of any such claim or action effected without the written consent of the Company, which consent shall not be unreasonably withheld. Without the written consent of Purchaser, the Company shall not agree to the settlement of any claim or action if the effect thereof would be to find Purchaser has violated the provisions of the Securities Act, the Exchange Act or any state securities or blue sky laws.

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

                  4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted and as described in the Private Placement Memorandum. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required by controlling law and where the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole. Each Principal Subsidiary (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted and as described in the Private Placement Memorandum. Each Principal Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required by controlling law and where the failure to so qualify would have a material adverse effect on the Company and its subsidiaries, taken as a whole. The principal subsidiaries of the Company (collectively, the "Principal Subsidiaries") are:

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                  Carolina First Bank, a South Carolina state chartered
                  bank
                  Carolina First Mortgage Company, a South Carolina corporation
                  Blue Ridge Finance Company, Inc., a South
                  Carolina corporation

                  4.2 Authorized Capital Stock. The authorized and outstanding capital stock of the Company is as set out in the Private Placement Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. All of the outstanding shares of capital stock of the Principal Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding shares of capital stock of the Principal Subsidiaries are owned by the Company free and clear of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever.

                  4.3 Due Execution, Delivery and Performance of the Purchase Agreement. The execution, delivery and performance of the Purchase Agreements by the Company (a) have been duly authorized by all requisite corporate action of the Company, and (b) will not violate (i) the Articles of Incorporation or By-laws of the Company or (ii) any law applicable to the Company or any of its subsidiaries or any rule, regulation or order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or (iii) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company, any of the Principal Subsidiaries is a party or by which the Company, any of the Principal Subsidiaries is bound or to which any of the properties or assets of the Company or any of the Principal Subsidiaries are subject, or be in conflict with, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other in strument or result in the creation or imposition of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of the Principal Subsidiaries (except for such violation, breach or default described in (b)(iii) hereof which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole). Upon execution and delivery by the Company, the Purchase Agreements will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  4.4 Issuance and Delivery of the Shares. The offer, issuance, sale and delivery of the Shares in accordance with the Purchase Agreements, have been duly authorized by all requisite corporate action of the Company. The Shares conform to the description of the Common Stock contained in the Private Placement Memorandum and conform to the terms of the Common Stock contained in the Company's Articles of Incorporation. The Shares included in the Designated Shares, as and when issued and sold to Purchaser pursuant to this Purchase Agreement, and upon receipt by the Company of the Purchase Price thereof or, will be duly and validly issued and outstanding, fully paid and non-assessable, will not be subject to any pre-emptive or similar right, and Purchaser will receive good and valid record title to the Shares, free and clear of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever, except such as may have been created by Purchaser. No consent or approval by the stockholders of the Company or of any other person is required to be obtained by the Company for the consummation of the issuance, sale and delivery of the Shares to the Purchasers pursuant to the Purchase Agreements.

                  4.5      Private Placement Memorandum.

                  4.5.1 The Private Placement Memorandum, as of its date and at the Closing Date, and any amendment thereof or supplement thereto, as of their respective dates and the Closing Date, did not and will not as of such dates, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances

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                  under which they were made, not misleading; provided,
                  however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company expressly for use therein by Kelton or any broker-dealer participating in the offering as a placement agent therefor.

                  4.5.2 The SEC Documents and any other documents incorporated or deemed incorporated by reference in the Private Placement Memorandum, at the time they were or hereafter are filed with the Commission under the Exchange Act, and the rules and regulations of the Commission thereunder did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4.5.3 Except as otherwise disclosed in the Private Placement Memorandum, the consolidated financial statements of the Company and its subsidiaries contained in the SEC Documents and incorporated by reference in the Private Placement Memorandum present fairly in all material respects the consolidated financial condition of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its subsidiaries for the respective periods covered thereby, all in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the entire periods involved.

                  4.6 Legal Proceedings. Except as otherwise described in, or by information incorporated by reference in, the Private Placement Memorandum, there are no actions, suits, investigations or proceedings pending to which the Company or any of the Principal Subsidiaries is a party before or by any court or governmental agency or body, which in the opinion of management of the Company would result, individually or in the aggregate, in any material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or which would materially and adversely affect the consolidated properties or assets thereof; and to the best knowledge of the Company's management, no such actions, suits, investigations or proceedings are threatened by any person, corporation or governmental agency or body.

                  4.7 No Material Change. Except as disclosed in or contemplated by, or by information incorporated by reference in, the Private Placement Memorandum, there has been no material adverse change or, to the actual knowledge of the Company's management, any development which will result in a material adverse change, in or affecting the business, operations, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries since December 31, 1996.

                  4.8 Properties and Assets. Each of the Company and the Principal Subsidiaries has good and marketable title to all properties and assets described in the Private Placement Memorandum as owned by it, free and clear of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever, except as disclosed in, or by information incorporated by reference in, the Private Placement Memorandum or are not material to the business of the Company and its subsidiaries, taken as a whole, or which would not result, individually or in the aggregate in a material adverse effect on the Company and its subsidiaries, taken as a whole. Each of the Company and the Principal Subsidiaries has valid, subsisting and enforceable leases for the properties described in, or by information incorporated by reference in, the Private Placement Memorandum as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such subsidiaries and companies. Except as otherwise disclosed in, or by information incorporated by reference in, the Private Placement Memorandum, each of the Company and the Principal Subsidiaries owns or possesses or is the valid licensee of all patents, trademarks, service marks and trade names necessary to carry on its business as described in, or by information incorporated by reference in, the Private Placement Memorandum. Except

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as otherwise disclosed in, or by information incorporated by reference in, the Private Placement Memorandum, neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, if the subject of an unfavorable decision, ruling or finding, would result, individually or in the aggregate, in any material adverse change in, or affecting the business, operations, financial position or business prospects of the Company and its subsidiaries, taken as a whole.

                  4.9 Compliance with Applicable Laws and Regulations. Except as disclosed in, or by information incorporated by reference in, the Private Placement Memorandum, each of the Company and the Principal Subsidiaries (a) has all governmental licenses, permits, consents, orders, approvals, qualifications and other authorizations necessary to carry on its business as described in, or by information incorporated by reference in, the Private Placement Memorandum (except for those whose absence would not have a material adverse effect on the Company and its subsidiaries, taken as a whole), (b) complies in all material respects with, and conducts its business in substantial conformity with (except for failures to comply which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole), all laws, regulations and orders applicable to it or its business, and (c) complies in all material respects with, and conducts its business in substantial conformity with (except for failures to comply which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole), all such licenses, permits, consents, orders, approvals, qualifications, authorizations issued by, and all agreements of the Company and the Principal Subsidiaries with, any governmental agency or body having jurisdiction over the Company and its subsidi-aries.

                  4.10 Investment Company Act of 1940. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  4.11 Compliance with Regulation S. The Company is a "reporting issuer" (as defined in Regulation S). The Company, its affiliates and any person acting on behalf of, or as agent of, any of the foregoing, whether as principal or agent, (a) have offered and sold the Shares to the Purchasers only in an "offshore transaction" (as defined in Regulation S), (b) have not engaged with respect to the Shares in any "directed selling efforts" (as defined in Regulation S) in or directed toward the United States, (c) have complied with all "offering restrictions" (as defined in Regulation S) in respect of the Shares, (d) have not delivered the Private Placement Memorandum or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulation S) (other than its professional advisers), (e) have not made any offers or sales of any of the Shares or any interest therein in the United States or to, or for the account or benefit of, any U.S. person" (as defined in Regulation S), and (f) have not made any sales of any of the Shares or any interest therein to any person other than the Purchasers; provided, however, that insofar as this representation and warranty involves any broker-dealer participating in the offering or any officer, director, employee or agent of such broker-dealer, to the extent such broker-dealer is acting as placement agent for the offering of the Shares, such representation and warranty is made by the Company solely on the basis of and in reliance upon the representations and warranties of such broker-dealer complying with Regulation S with respect to offers and sales of Shares.

                  4.12 Representations and Warranties. Each of the representations and warranties contained in this section 4 is true and correct in all material respects as of the date of this Purchase
Agreement.

         5. Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents, warrants and covenants to the Company as follows:

                  5.1 Compliance with United States Securities Laws. Purchaser understands and acknowledges that (a) prior to the effectiveness of the Registration Statement described in section 3.1 hereof, the Shares have not been

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registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S, which definition is set out in the Private Placement Memorandum), unless such securities are registered under the Securities Act and any applicable state securities or blue sky laws or such offer or sale is made pursuant to exemptions from the registration requirements of such laws and (b) the Shares are being offered and sold pursuant to the terms of Regulation S under the Securities Act, which permits securities to be sold to non-"U.S. persons" in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions.

                  5.2 Purchase of Designated Shares. Purchaser is purchasing the Designated Shares (i) for its own account or for persons or accounts as to which it exercises investment discretion; and (ii) for investment purposes only, not for any trading or arbitrage purposes and not with a view to, or for sale in connection with, any distribution of the Designated Shares. Neither Purchaser nor such person or account (i) is a "U.S. person" as defined in Regulation S (a copy of such definition is set out in the Private Placement Memorandum) or a U.S. citizen part of an identifiable group of U.S. citizens abroad, or (ii) is acquiring the Designated Shares for the account or benefit of any "U.S. person", or (iii) if an entity, is organized under the laws of the "United States" (as defined in Regulation S; a copy of which definition is set out in the Private Placement Memorandum), or (iv) if an entity, was organized for the purpose of acquiring the Designated Shares, or (v) is registered under the Exchange Act, or (vi) is purchasing the Shares in any transaction or series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act. Purchaser's purchase of the Designated Shares was not prearranged with the Purchaser in the United States. Purchaser has executed this Purchase Agreement outside the United States, and at the time the buy order for the Designated Shares was originated, Purchaser was outside the United States. All offers to Purchaser regarding the Designated Shares and the sale of the Designated Shares have occurred outside the United States.

                  5.3 Status of Purchaser. Purchaser (and any person or account on behalf of which Purchaser is purchasing) is knowledgeable, sophisticated and experienced in financial and business matters and in making, and is qualified to make, decisions with respect to investments in restricted securities (such as the Designated Shares) and has requested, received, reviewed and considered all information it deems relevant, and it has relied solely upon its review of the Private Placement Memorandum, this Purchase Agreement and its own independent investigations in making a decision to execute this Purchase Agreement and to purchase the Designated Shares. Purchaser acknowledges receipt of the Private Placement Memorandum, including all of the Exhibits to the Private Placement Memorandum, at least 48 hours before Purchaser executed this Agreement. Purchaser has read and understands the Private Placement Memorandum, including all of the Exhibits to the Private Placement Memorandum, this Purchase Agreement and any other information and documents about the Company or the offering of the Shares requested by Purchaser. Purchaser represents, warrants and acknowledges that it is capable of evaluating the merits and risks of its investment in the Designated Shares. To the extent that any certificate representing the Designated Shares is registered in the name of Purchaser's nominee, Purchaser confirms that such nominee is acting solely as its custodian. Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act.

                  5.4 Investigation. Purchaser acknowledges that the Company has made available to Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in accordance herewith, and that the Company has responded to all such questions and requests for information to the full satisfaction of Purchaser. Purchaser acknowledges that the Private Placement Memorandum has been delivered to it, and that it has not and will not distribute the Private Placement Memorandum to anyone other than such Purchaser's professional advisors for the purpose of evaluating the proposed purchase of the Designated Shares.

                  5.5 Restrictions on Re-Sale. For a period of forty
(40) days following the Closing Date, or if the Shares come to be issued on more than one day, the latest Closing Date (the "Restricted Period"), Purchaser shall not (i) engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares, or, (ii) unless the Registration Statement shall have become effective, offer, sell, transfer, pledge or otherwise dispose of the Designated Shares in the United States or to, or for the account or benefit of, a "U.S. person" (as defined in Regulation S).

                  5.6 Transfer of Shares. Purchaser understands that the Designated Shares or any interest therein are only transferable on the books and records of the Common Stock of the Company at the Transfer Agent. Purchaser further understands that the Transfer Agent will not register any transfer of the Designated Shares or any interest therein which the Company in good faith believes violates the restrictions set forth herein.

                  5.7 Transfer Procedures During the Restricted Period. Unless the Registration Statement shall have then become effective, any proposed offer, sale, transfer, pledge or other disposition during the Restricted Period of any of the Designated Shares or any interest therein shall be subject to the condition that Purchaser must deliver to the Company (a)(i) a written certification that neither record nor beneficial ownership of the Shares or any interest therein has been offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), and (ii) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring such Shares or any interest therein, as the case may be) is not a "U.S. person" (as defined in Regulation S), that such transferee is acquiring such Shares or such interest therein for such transferee's own account (or an account over which it has investment discretion) and for investment and not with a view to a distribution, and that such transferee is acquiring such Shares or such interest therein for such transferee's own account (or an account over which it has investment discretion) for investment purposes only, not for any trading or arbitrage purposes and not with a view to, or for sale in connection with, any distribution of any of the Shares, that such transferee did not receive any other offer relating to the Shares or any interest therein in the United States, that at the time the buy order was originated, such transferee was outside the United States, that such transferee is not a U.S. citizen part of an identifiable group of U.S. citizens abroad, that such transferee is knowledgeable of and agrees to be bound by the restrictions set forth in this Purchase Agreement and Regulation S during the Restricted Period, and that such transferee agrees that until the expiration of the Restricted Period, it will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transactions in or relating to the Common Stock or any other derivative security transactions the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Designated Shares to be acquired from the proposed transferor, or (b) a written opinion of United States counsel, in form and substance satisfactory to the Company, to the effect that the offer, sale, transfer, pledge or other disposition of such Designated Shares or any interest therein are exempt from registration under the Securities Act.

                  5.8 Transfers Must Be In Compliance with Securities Laws. Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its rights under this Purchase Agreement, the Shares or any interest therein otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder.

                  5.9 Legends. Purchaser agrees that, until removed pursuant to section 2.3 hereof, the stock certificates representing the Designated Shares shall bear the legend set forth below:

                  "The shares of Common Stock represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act"), or any other securities laws, and have been issued in reliance upon the exemption from registration under the Act contained in Regulation S under the Act. Prior to 40 days following the date of the closing of the sale of the last Share sold pursuant to the Private Placement Memorandum dated January 27, 1998, no offer, sale, transfer, pledge or other disposition (collectively, a "Disposal") of the shares of Common Stock represented by this certificate may be made: (a) in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S) unless (i) registered under the Act and any applicable state securities and blue sky laws or (ii) exemptions from the registration requirements of such laws are available and Carolina First Corporation ("CFC") receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from such registration requirements; and (b) outside of the United States or to, or for the account or benefit of a person who is not a "U.S. person" (as defined in Regulation S) unless (i) the beneficial owner of such shares and the proposed transferee submit certain certifications to CFC and (ii) CFC receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from the registration requirements of the Act. Hedging transactions involving the Common Stock represented by this certificate may not be conducted unless in compliance with the registration or exemption provisions of the Act."

                  5.10 Prohibition of Certain Trading Transactions by Purchaser. During the period from the date of the Private Placement Memorandum to the date of this Purchase Agreement, Purchaser did not, and from such date and through the expiration of the Restricted Period (as defined in section 5.5 hereof) Purchaser will not, execute or effect or cause to be executed or effected, directly or indirectly, any short sale, option, or equity swap transaction in or with respect to the Common Stock of the Company or any other derivative security transaction for its own account, if it is purchasing the Designated Shares for its own account, or, if it is purchasing the Designated Shares for the account of another person or entity, for such account, the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Designated Shares by Purchaser.

                  5.11 Sales by Purchaser in the United States. If Purchaser sells all or any part of the Designated Shares or any interest therein in the United States, the Purchaser (and/or certain persons who participate in any such sale) may be deemed, under certain circumstances, to be an "underwriter" as defined in Section 2(11) of the Securities Act. Prior to offering or selling all or any part of the Designated Shares in the United States, whether during or subsequent to the Restricted Period, Purchaser shall (a) consult with United States legal counsel to determine its liabil ities and obligations under this Purchase Agreement, the Securities Act and any applicable state securities and blue sky laws, and (b) comply with the provisions of this Purchase Agreement and all applicable federal, state securities and blue sky laws, including the Securities Act.

                  5.12 Due Execution, Delivery and Performance of the Purchase Agreement and Other Obligations. Purchaser has full right, power, authority and capacity to enter into this Purchase Agreement and to consummate the transactions contemplated hereby; if Purchaser is a company or corporation, the execution, delivery and performance of this Purchase Agreement by Purchaser have been duly authorized by all requisite corporate action of Purchaser. Upon the execution and delivery of this Purchase Agreement by Purchaser, this Purchase Agreement shall constitute the legal, valid and binding obligations of Purchaser, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  5.13 Authorization of Kelton to Arrange Delivery of the Designated Shares. Purchaser has authorized Kelton, on behalf of Purchaser (i) to arrange with Carolina First Bank to hold the Designated Shares on behalf of Purchaser until three (3) business days after the Delivery Date, (ii) to accept delivery at the Closing of a receipt with respect to the deposit of the Designated Shares, and (iii) to obtain from the Company within three (3) business days after the Delivery Date a substitute stock certificate or certificates representing the Shares included in the Designated Shares without the restrictive legend described in section 5.9 hereof.

                  5.14 Amendment to Regulation S. The Purchaser agrees that, notwithstanding any other provision of this Agreement, in the event that subsequent to the date of this Agreement, there becomes effective amendments to or repeal of Regulation S and such amendments or repeal are effective with respect to the transactions contemplated hereby or to the resale of the Shares received by the Purchaser, (i) the Company shall take all actions which in the reasonable opinion of counsel of the Company are necessary to cause the Company to comply with the amended provisions of Regulation S, (ii) the Company shall not be required to take any action pursuant to the terms of this Agreement or the Shares which may be inconsistent with or cause the Company to violate the provisions of Regulation S as amended and (iii) the Company shall not be deemed to have violated any of the terms or conditions of this Agreement or the Shares and shall not be liable to the Purchaser for any actions thereby taken by the Company to render the Company in compliance with Regulation S, as amended. In furtherance of and not in limitation of the foregoing, in the event that a subsequent amendment to Regulation S is applicable to the Shares and the sale and/or resale thereof and results in (w) the lengthening of the restricted period beyond the 40 day period set forth in Section 903(c)(2) of Regulation S and/or (x) the Shares being deemed to be "restricted securities" for purposes of Rule 144 of the General Rules and Regulations under the Securities Act, then (y) the "Restricted Period" (as defined herein) shall be deemed to be increased accordingly and/or (z) the Company shall cause the Registration Statement described in section 3.1 hereof to remain or become effective for an extended period ending one year after the Closing Date.

                  5.15 Representations and Warranties at the Closing. Each of the representations and warranties contained in this section 5 is true and correct in all material respects as of the date of this Purchase Agreement and will be true and correct in all material respects as of the Closing Date.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by either party to this Purchase Agreement, all covenants, agreements, representations and warranties made by the Company and Purchaser herein and in the Designated Shares delivered pursuant hereto shall survive the execution of this Purchase Agreement, the delivery to Purchaser of the Designated Shares and the receipt by the Company of payment for the Designated Shares.

         7. Notices. All notices, demands, consents or other communications under this Purchase Agreement shall be given or made in writing and shall be delivered personally, or sent by registered or international recorded airmail, postage prepaid, or sent by facsimile transmission with a confirmation copy sent by mail as aforesaid, and shall be deemed given when so personally delivered, or if mailed as aforesaid, ten (10) days after the same shall have been posted or if sent by facsimile transmission, at the earlier of (i) as soon as written or telephonic confirmation is received from the party to whom it was sent that the message has been received or (ii) ten (10) days after the confirmation is posted:

                  7.1 if to the Company, at its address as set out at the head of this Purchase Agreement, or at such address or addresses as may have been furnished to Purchaser in writing by the Company;

                  7.2 if to Purchaser, at its address as set out following Purchaser's signature on the signature page to this Purchase Agreement, or at such other address or addresses as may have been furnished to the Company in writing by Purchaser; or

                  7.3 if to any transferee or transferees of Purchaser, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

         8. Amendments. No amendment, interpretation or waiver of any of the provisions of this Purchase Agreement shall be effective unless made in writing and signed by the parties to this Purchase Agreement.

         9. References and Headings. References to sections and sub-sections refer to this Purchase Agreement unless expressly stated otherwise. The headings of the sections and sub-sections of this Purchase Agreement are used for convenience only and shall not affect the meaning or interpretation of the contents of this Purchase Agreement.


         10. Enforcement. The failure to enforce or to require the performance at any time of any of the provisions of this Purchase Agreement shall in no way be construed to be a waiver of such provisions, and shall not affect either the validity of this Purchase Agreement or any part hereof or the right of any party thereafter to enforce each and every provision in accordance with the terms of this Purchase Agreement.

         11. Governing Law. This Purchase Agreement and the relationships of the parties in connection with the subject matter of this Purchase Agreement shall be governed by and determined in accordance with the substantive laws of the State of South Carolina, in the United States of America, applicable to agreements made and to be performed entirely therein.

         12. Counterparts. This Purchase Agreement may be executed in counterparts, all of which shall constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date set out at the head of this Purchase Agreement without regard to the dates or times when such counterparts may actually have been made, executed or delivered.

         13. Severability. If any provision of this Purchase Agreement is held to be invalid or unenforceable by any judgement of a tribunal of competent jurisdiction, the remainder of this Purchase Agreement shall not be affected by such judgement, and the Purchase Agreement shall be carried out as nearly as possible according to its original terms and intent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by their duly authorized representatives as of the day and year first hereof written.



                          ALLOCATION SCHEDULE



Price per Designated Share:                            $20.50


Number of Designated Shares Purchased:


Total Amount Payable to the Company:


Value Date for Payment of the Purchase Price:


Closing Date:                                          February 13, 1998


Payment Instructions:

                  Account:          Carolina First Corporation
                                    1018002105
                  Account No:       For the benefit and further credit
                                    to Carolina First's Fed Account
                  ABA No:           053201885
                  Bank:             Carolina First Bank 102 S. Main
                                    Street, Greenville, South Carolina
                                    29601 United States of America

PURCHASER'S NAME:                            PURCHASER'S ADDRESS:



By:
Name:
Title:



Stock certificate registration instructions:

Name of Holder:

Address of Holder:




Contact name and telephone:



CAROLINA FIRST CORPORATION

By:
Name:
Title: